UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported)    March 31, 2004
                                     --------------

                                     1-13859
                                     -------
                             Commission File Number

                         AMERICAN GREETINGS CORPORATION
                         ------------------------------
               (Exact name of registrant as specified in Charter)

              Ohio                                       34-0065325
              ----                                       -----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

One American Road, Cleveland, Ohio                          44144
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(Address of principal executive Offices)                  (Zip Code)

                                                       (216) 252-7300
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                                        Registrant's telephone number, including
                                        area code
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ITEM 7. Financial Statements and Exhibits.

c) Exhibits.

The following is furnished as an Exhibit to this Report.
Exhibit 99(a) - Earnings Release - Fourth Quarter Ended February 29, 2004.

ITEM 12. Results of Operations and Financial Condition.

On March 31, 2004, American Greetings Corporation ("the Corporation") reported its results for the twelve months and fourth quarter ended February 29, 2004. The Corporation's earnings release for the twelve months and fourth quarter ended February 29, 2004 is furnished as Exhibit 99(a) to this Form 8-K.

The earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Corporation has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  AMERICAN GREETINGS CORPORATION

                                                  By /s/ Joseph B. Cipollone
                                                     -----------------------
                                                     Joseph B. Cipollone
                                                     Vice President
                                                     Corporate Controller
                                                     Chief Accounting Officer

March 31, 2004

                                  EXHIBIT INDEX

Exhibit
No.
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99(a) Earnings Release - Fourth Quarter Ended February 29, 2004.